EXHIBIT 10.108


                 WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

         This WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of November __, 2000 and is entered into by and among LUND INTERNATIONAL HOLDINGS, INC. ("Holdings"), LUND INDUSTRIES, INCORPORATED, DEFLECTA-SHIELD CORPORATION, BELMOR AUTOTRON CORP., DFM CORP., AUTO VENTSHADE COMPANY and SMITTYBILT, INC. (each a "Borrower" and, collectively, the "Borrowers"), LUND ACQUISITION CORP., BAC ACQUISITION CO., TRAILMASTER PRODUCTS, INC., DELTA III, INC. (together with Borrowers and Holdings, each a "Loan Party", and collectively, the "Loan Parties"), HELLER FINANCIAL, INC., individually as a Lender and in its capacity as Agent ("Agent"), and the other Lenders which are signatories hereto.

         WHEREAS, Agent, Lenders and the Loan Parties are parties to a certain Credit Agreement dated February 27, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

         WHEREAS, Events of Default are in existence under the Agreement as a result of Borrower's breach of the following two financial covenants for the twelve (12) month period ending September 30, 2000: EBITDA (subsection 4.3) and Total Indebtedness to EBITDA Ratio (subsection 4.6) (the "Existing Events of Default"), and Borrowers have requested that Agent and Lenders waive the Existing Events of Default; and

         WHEREAS, the Borrowers propose to sell the owned real estate located at 1800 N. 9th Street, Indianola, Iowa and/or the owned real estate located at 911 Lund Boulevard, Anoka, Minnesota (collectively, the "Properties" and such sale or sales of the Properties, the "Proposed Real Estate Transactions") with aggregate Net Proceeds to the Borrowers of at least $10,000,000, such aggregate Net Proceeds to be applied to the prepayment of the Term Loans pursuant to subsection 1.5(C) of the Credit Agreement;

         WHEREAS, concurrently with the execution of this Agreement, Holdings, the Borrowers and Harvest Partners III, L.P. ("Harvest Partners") shall enter into a Capital Call Agreement (the "Capital Call Agreement") pursuant to which Harvest Partners agrees to invest up to an additional $10,000,000 in the equity of Holdings;

         WHEREAS certain of the terms of the Capital Call Agreement would require the consent of Lenders; and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, in consideration of the execution and delivery of the Capital Call Agreement, the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.

         2. Amendments. Subject to the conditions set forth below, the Agreement is amended as follows:

            a. Subsection 1.1(B)(1) is amended by deleting the definition of "Maximum Revolving Loan Balance" set forth in the fourth sentence therein by deleting such sentence in its entirety and replacing it with the following:

            "The 'Maximum Revolving Loan Balance' will be, as of any date of determination, the lesser of (a) the Borrowing Base or (b) the Revolving Loan Commitment less the sum of (x) outstanding Risk Participation Liability, (y) the IDRB Reserve and (z) the Capital Call Reserve."

            b. Subsection 3.7(b) is amended by deleting such subsection in its entirety and replacing it with the following:

            "(b) the sale or disposition of the Indianola Property and the Anoka Property if all of the following conditions are met: (i) the consideration received for each such property is at least equal to the fair market value of such property, (ii) the consideration is received entirely in cash; and (iii) the Net Proceeds of such Asset Disposition are applied as required by subsection 1.5(C)"

            c. Subsection 3.8(f) is amended by deleting such subsection in its entirety and replacing it with the following:

            "(f) any Loan Party may make payments in cash in respect of Management Fees to Holdings or Harvest Partners, provided, that such Management Fees are reasonably satisfactory to Agent; provided, however, that from and after November __, 2000, no Loan Party may make payments in cash in respect of Management Fees to Harvest Partners unless and until such time as Agent and Lenders shall have received quarterly financial reports pursuant to subsection 4.7(B) and a Compliance Certificate indicating that the ratio of Senior Indebtedness as of the end of such Fiscal Quarter to EBITDA for the four Fiscal Quarters then ended of the Loan Parties is less than 3.0 to 1.0; provided, further, that any Management Fees to Harvest Partners that are not paid when due by reason of the immediately preceding proviso shall accrue (without interest or penalty), but shall not be paid in cash unless and until such time as Agent and Lenders shall have received quarterly financial reports pursuant to subsection 4.7(B) and a Compliance Certificate indicating that the ratio of Senior Indebtedness as of the end of such Fiscal Quarter to EBITDA for the four Fiscal Quarters then ended of the Loan Parties is less than 2.5 to 1.0."

            d. Subsection 4.3 is amended by deleting the minimum EBITDA amount for the period of "Four Fiscal Quarter ending December 31, 2000" and replacing it with the amount "$22,073,000".

            e. Subsection 4.4 is amended by deleting the minimum Fixed Charge Coverage ratio for the period of "Four Fiscal Quarters ending December 31, 2000" and replacing it with the ratio "0.92".

            f. Subsection 4.5 is amended by deleting the minimum Total Interest Coverage ratio for the period of "Four Fiscal Quarters ending December 31, 2000" and replacing it with the ratio "1.46".

            g. Subsection 4.6 is amended by deleting the maximum ratio of Total Indebtedness to EBITDA for the period of "Four Fiscal Quarters ending December 31, 2000" and replacing it with the ratio "4.65".

            h. Subsection 6.1 is amended by inserting the following as new paragraphs (V) and (W) at the end thereof:

            "(V) Capital Call Agreement. Harvest Partners III, L.P. shall breach, or default in the performance of or compliance with, any term of the Capital Call Agreement."

            "(W) 2001 Management Plan. Holdings and Borrowers shall fail to deliver to Agent and Lenders copies of a management plan for the year 2001 prepared in a manner and in detail reasonably acceptable to Agent on or before November 30, 2000."

            i. Subsection 10.1 is amended by deleting the definition of "Asset Disposition" in its entirety and replacing it with the following:

            "'Asset Disposition' means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any of the assets of any Loan Party or any of its Subsidiaries other than sales of inventory in the ordinary course of business."

            j. Subsection 10.1 is further amended by inserting in the definition of "Loan Documents" after the words "Environmental Indemnity Agreement" the words ", the Capital Call Agreement".

            k. Subsection 10.1 is further amended by deleting the definition of "Management Fees" in its entirety and replacing it with the following:

            "'Management Fees' means any payment made in cash or otherwise by the Loan Parties to Holdings or Harvest Partners in connection with Holdings or Harvest Partners, as the case may be, providing to the Loan Parties management and supervisory services, human resource services, accounting and computer services and other similar corporate services, in all such cases being reasonable in amount."

            l. Subsection 10.1 is further amended by inserting the following definitions in the proper alphabetical order:

            "'Anoka Property' means the real estate located at 911 Lund Boulevard, Anoka, Minnesota."

            "'Capital Call Agreement' means that certain Capital Call Agreement, dated as of November __, 2000, by and among Holdings, the Borrowers, Harvest Partners III, L.P. and Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time."

            "'Capital Call Reserve' means, as of any date of determination, the amount of any reserve placed on the Borrowing Base pursuant to the terms of the Capital Call Agreement."

            "'Senior Indebtedness' means all Indebtedness of the Loan Parties other than (x) Indebtedness under the Senior Subordinated Notes and
            (y) Indebtedness related to leases (other than capital leases and other leases treated as a loan or financing for creditors' rights purposes); provided, however, that solely for purposes of calculating Senior Indebtedness, the outstanding principal amount of the Term Loans as determined at the time of the consummation of the sale or sales of the Anoka Property and the Indianola Property shall be reduced by no more than $11,000,000 of Net Proceeds from such sale or sales."

         3. Waiver. Agent and Lenders hereby waive the Existing Events of Default. This is a limited waiver (limited solely to the Existing Events of Default) and shall not be deemed to constitute a waiver of any other Event of Default or any future breach of the Agreement or any of the other Loan Documents.

         4. Consents. Agent and Lenders hereby consent to the following:

            a. Notwithstanding the provisions of subsection 1.5(E) of the Credit Agreement, Agent and Lenders hereby consent to the application of any equity contributions made pursuant to the Capital Call Agreement to the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment, in accordance with the terms and provisions of the Capital Call Agreement.

            b. Notwithstanding the provisions of subsection 3.5 of the Credit Agreement, Agent and Lenders hereby consent to the making of Restricted Junior Payments by the Borrowers and Holdings for the sole purpose of redeeming the equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued to Harvest Partners or its designee acceptable to Agent in its sole discretion in exchange for the equity contributions made pursuant to the Capital Call Agreement, subject to the satisfaction of each of the following conditions precedent:

                  (i) in the case of any equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued in exchange for the First Capital Call (as such term is defined in the Capital Call Agreement), the circumstances set forth in either Section 2(c)(ii) or
Section 2(e)(iii)(B) of the Capital Call Agreement shall have occurred or, in the case of any equity securities (including any additional shares of such equity securities issued as a dividend thereon) issued in exchange for the Second Capital Call (as such term is defined in the Capital Call Agreement), the circumstances set forth in Section 2(e)(iii)(C) of the Capital Call Agreement shall have occurred;

                  (ii) the Borrowers shall have entered into a binding agreement or binding agreements, in each instance in form and substance reasonably satisfactory to Agent, on or before the Third Test Date (as such term is defined in the Capital Call Agreement) providing for the Proposed Real Estate Transactions and the Proposed Real Estate Transactions shall have occurred with aggregate Net Proceeds to the Borrowers of at least $10,000,000 and the Borrowers shall have applied such aggregate Net Proceeds to the prepayment of the Term Loans pursuant to subsection 1.5(C) of the Credit Agreement on or before June 30, 2002;

                  (iii) the Borrowers shall be in compliance with all of the covenants set forth in Section 4 of the Credit Agreement, both before and after giving effect on a pro forma basis to the making of any such Restricted Junior Payment;

                  (iv) the ratio of Senior Indebtedness (as of the last day of the Fiscal Quarter immediately preceding the date of such Restricted Junior Payments) to EBITDA (for the four Fiscal Quarters ending on the last day of the Fiscal Quarter immediately preceding the date of such Restricted Junior Payments) shall be less than or equal to 3.0 to 1.0, both before and after giving effect on a pro forma basis to the making of any such Restricted Junior Payment;

                  (v) EBITDA for the four Fiscal Quarters ending on the last day of the Fiscal Quarter immediately preceding the date of such Restricted Junior Payment shall be at least $22,000,000;

                  (vi) such Restricted Junior Payments shall have been made on or before August 31, 2002; and

                  (vii) no Default or Event of Default shall have occurred and be continuing on the date such Restricted Junior Payments are made or would result from the making of such Restricted Junior Payments.

         5. Conditions. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent (unless specifically waived in writing by Agent and Lenders):

            a. The Loan Parties and Lenders shall have executed and delivered this Amendment, and all such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent.

            b. All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

            c. No Default or Event of Default other than the Existing Events of Default shall have occurred and be continuing.

            d. Borrowers shall have provided Agent and Lenders with evidence satisfactory to Agent and Lenders that Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors, MassMutual Corporate Value Partners Limited, National City Venture Corporation and Great Lakes Capital Investment I, L.L.C. shall have (i) previously waived in writing any and all existing defaults under the Securities Purchase Agreement dated December 23, 1998, in a manner satisfactory to Agent, (ii) reset the covenants contained therein to levels satisfactory to Agent and Lenders and
(iii) made such other amendments thereto as shall be requested by Agent and Lenders.

            e. The Capital Call Agreement (in form and substance satisfactory to Agent) shall have been executed and delivered by each of the parties thereto. Any equity securities proposed to be issued to Harvest Partners in exchange for the equity contributions made pursuant to the Capital Call Agreement shall be subject to redemption only upon the satisfaction of the conditions precedent set forth in Section 4(b) of this Amendment and shall otherwise contain terms and conditions and be in form and substance satisfactory in all respects to Agent.

         6. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, the Loan Parties represent and warrant to Agent and Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Loan Party and that this Amendment has been duly executed and delivered by such Loan Party, (b) each of the representations and warranties set forth in Section 5 of the Agreement (other than those which, by their terms, specifically are made as of a specific date prior to the date hereof) are true and correct in all material respects as of the date hereof and (c) no Default or Event of Default, other than the Existing Events of Default, has occurred and is continuing.

         7. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         8. References. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

         10. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.



                   [Signatures appear on the following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                           LUND INTERNATIONAL HOLDINGS, INC.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           LUND INDUSTRIES, INCORPORATED


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           DEFLECTA-SHIELD CORPORATION


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           BELMOR AUTOTRON CORP.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           DFM CORP.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           AUTO VENTSHADE COMPANY


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           SMITTYBILT, INC.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           LUND ACQUISITION CORP.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           BAC ACQUISITION CO.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           TRAILMASTER PRODUCTS, INC.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           DELTA III, INC.


                           By:    /s/ Edmund J. Schwartz
                                  -----------------------
                           Name:  Edmund J. Schwartz
                           Title: Chief Financial Officer

                           HELLER FINANCIAL, INC.,
                           in its capacity as Agent and a Lender


                           By:    /s/ Marc A. Pressler
                                  --------------------
                           Name:  Marc A. Pressler
                           Title: Vice President

                           DRESDNER BANK AG, NEW YORK AND
                           GRAND CAYMAN BRANCHES,
                           as a Lender


                           By:    /s/ Olivier A. Tabouret
                                  -----------------------
                           Name:  Olivier A. Tabouret
                           Title: Asst. Vice President

                           DRESDNER BANK AG, NEW YORK AND
                           GRAND CAYMAN BRANCHES,
                           as a Lender


                           By:    /s/ Christian A. Giordano
                                  -------------------------
                           Name:  Christian A. Giordano
                           Title: Asst. Vice President

                           LASALLE BANK NATIONAL ASSOCIATION,
                           as a Lender


                           By:    /s/ Zennie W. Lynch
                                  ---------------------
                           Name:  Zennie W. Lynch
                           Title: Corp. Banking Officer

                           THE PRUDENTIAL INSURANCE COMPANY
                           OF AMERICA, as a Lender


                           By:    /s/ B. Ross Smead
                                  -----------------
                           Name:  B. Ross Smead
                           Title: Vice President

                           IBJ WHITEHALL BANK & TRUST COMPANY,
                           as a Lender

                           By:    /s/ Michael Graham
                                  ------------------
                           Name:  Michael Graham
                           Title: Managing Director

                           KEY CORPORATE CAPITAL, INC., as a Lender

                           By:    /s/ Jay R. McKenney
                                  -------------------
                           Name:  Jay R. McKenney
                           Title: Vice President

                           FIRST UNION NATIONAL BANK, as a Lender


                           By:    /s/ Andrew Payne
                                  ----------------
                           Name:  Andrew Payne
                           Title: Vice President

                           FIRST SOURCE FINANCIAL LLP, as a Lender
                           By: First Source Financial, Inc., its Agent/Manager


                           By:    /s/ Jeff A. Cerny
                                  ---------------------
                           Name:  Jeff A. Cerny
                           Title: Senior Vice President

                           SENIOR DEBT PORTFOLIO, as a Lender
                           By: Boston Management and Research, Inc., as
                           Investment Advisor


                           By:    /s/ Payson Swaffield
                                  --------------------
                           Name:  Payson Swaffield
                           Title: Vice President

                           ARCHIMEDES FUNDING LLC, as a Lender
                           By: ING Capital Advisors, Inc., as Collateral Manager


                           By:    /s/ Michael J. Campbell
                                  -----------------------
                           Name:  Michael J. Campbell
                           Title: Managing Director